DESCRIPTION OF BUSINESS (FY)	12 Months Ended
Dec. 31, 2021
DESCRIPTION OF BUSINESS [Abstract]
DESCRIPTION OF BUSINESS
NOTE 1 – DESCRIPTION OF BUSINESS
SpringBig, Inc., and its wholly-owned subsidiaries (the “Company” or “we” or “us” or “SpringBig”) developed an application that provides marketing and customer engagement services to cannabis dispensaries and brands throughout the United States and Canada. The Company allows merchants to provide loyalty plans and rewards directly to consumers through an internet portal and mobile applications. Our operational headquarter is in Boca Raton, Florida, with additional offices located in the United States and Canada. The Company was incorporated in the state of Delaware in May 2017.
In January 2021, the Company formed Medici Canada LLC, a wholly owned subsidiary of the Company, to acquire all of the issued and outstanding capital stock of Beaches Development Group LTD, an Ontario corporation, pursuant to a stock purchase agreement. See Note 6, “Business Combination.”
On November 9, 2021, the Company and Tuatara Capital Acquisition Corp. (“TCAC”) jointly announced that they have entered into a definitive agreement for a business combination that would result in SpringBig becoming a publicly listed company. Upon closing of the transaction, the combined company is expected to remain listed on the Nasdaq Stock Market under the symbol “SBIG”.